SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) AUGUST 4, 2003


                                 HUB GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


             0-27754                               36-4007085
     (Commission File Number)          (I.R.S. Employer Identification No.)


                        3050 HIGHLAND PARKWAY, SUITE 100
                          DOWNERS GROVE, ILLINOIS 60515
          (Address Of Principal Executive Offices, including Zip Code)


                                 (630) 271-3600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c) A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information is furnished pursuant to Item 12 "Results of Operations and Financial Condition."

On August 4, 2003, Hub Group, Inc. issued a press release announcing its second quarter 2003 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HUB GROUP, INC.

Dated:  August 5, 2003                /S/ THOMAS M. WHITE
                                      -----------------------------------------
                                      By: Thomas M. White
                                      Its: Senior Vice President-
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
   99.1          Press release issued on August 4, 2003 announcing operating results for Hub Group, Inc. for the second quarter 2003